UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)               Effective April 18, 2011, John C. Martin, a named executive officer of Big Lots, Inc. (“we,” “us” or “our”), moved from the role of Executive Vice President, Merchandising to the role of Executive Vice President, Administration. With this change, Mr. Martin assumed responsibility for Store Operations and Human Resources, and he relinquished responsibility for Merchandising and Global Sourcing.

(c)               Also effective April 18, 2011, Douglas N. Wurl joined us as Executive Vice President, Merchandising. With his hiring, Mr. Wurl will be responsible for Merchandising, Global Sourcing, Big Lots Capital and Wholesale. Mr. Wurl, 49, previously served Sears Holding Corporation, a retailer, as its Vice President, General Merchandise Manager, Business Unit President, SHC Home Division. Prior to his time at Sears, Mr. Wurl served Shopko Stores Operating Co., LLC, a retailer, as its Senior Vice President, General Merchandise Manager. On April 18, 2011, we entered into a Senior Executive Severance Agreement with Mr. Wurl and he received: (i) a non-qualified stock option to acquire 35,000 common shares that vests equally over four years and expires seven years after the grant date; and (i) 25,000 restricted common shares that vest if we achieve certain financial performance objectives. Mr. Wurl’s stock option and restricted stock awards were each made pursuant to the terms of the Big Lots 2005 Long-Term Incentive Plan. Additionally, the stock option award is subject to a Big Lots 2005 Long-Term Incentive Plan Non-Qualified Stock Option Award Agreement, and the restricted stock award is subject to a Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement. This summary is qualified by reference to Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K.

Attached as Exhibit 99.1 to this Form 8-K is a copy of our April 15, 2011 press release announcing these organizational changes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits marked with an asterisk (*) are filed herewith.

Exhibit No.	Description

10.1	Form of Senior Executive Severance Agreement (incorporated herein by reference to Exhibit 10.14 to our Form 10-Q for the quarter ended November 1, 2008).

10.2	Big Lots 2005 Long-Term Incentive Plan, as amended and restated effective May 27, 2010 (incorporated herein by reference to Exhibit 4.4 to our Form S-8 dated March 3, 2011).

10.3	Form of Big Lots 2005 Long-Term Incentive Plan Non-Qualified Stock Option Award Agreement (incorporated herein by reference to Exhibit 10.3 to our Form 8-K dated March 4, 2009).

10.4	Form of Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement (incorporated herein by reference to Exhibit 10.4 to our Form 8-K dated March 4, 2009).

99.1*	Big Lots, Inc. press release dated April 15, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: April 20, 2011	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Executive Vice President, Legal and Real Estate,
General Counsel and Corporate Secretary